UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 11, 2006

CALIFORNIA OIL & GAS CORPORATION

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-50375

(Commission File Number)

98-0389524

(IRS Employer Identification No.)

#312, 407 – 2nd Street SW, Calgary, AB, T2P 2Y3

(Address of principal executive offices and Zip Code)

403-261-1965

Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On September 11, 2006 the Registrant entered into a letter of understanding with March Resources Corp. through which the Registrant has the right to earn a 50% interest in an exploration and development program on the Pica North Block in the Tamarugal Basin of Northern Chile, with an option to earn an equivalent interest in the Pica South Block.

Item 7.01.	Regulation FD Disclosure

On September 11, 2006, we issued a news release with respect to the letter of understanding with March Resources Corp.

Item 9.01. Financial Statements and Exhibits.

10.1 Letter of Understanding with March Resources Corp. dated September 11, 2006.

99.1 News Release dated September 11, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALIFORNIA OIL & GAS CORPORATION

/s/ John McLeod

John McLeod,

President, Secretary, Treasurer and Director

Date: September 11, 2006